UNIVERSAL MEDIA HOLDINGS, INC.

                         REVIEWED FINANACIAL STATEMENTS

                                   (UNAUDITED)

                                DECEMBER 31, 1999


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                                TABLE OF CONTENTS

REPORT OF INDEPENDENT AUDITOR                                                1

FINANCIAL STATEMENTS

         Balance Sheet                                                       2
         Statements of Operations                                            3
         Statements of Stockholders' Equity                                  4
         Statements of Cash Flows                                            5

NOTES TO THE FINANCIAL STATEMENTS                                            6













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                                   aaron stein

                           certified public accountant

                          REPORT OF INDEPENDENT AUDITOR

             534 willow avenue o po box 315 o cedarhurst, ny o 11516
                               Phone: 516.569.0520

To the Board of directors and stockholders of Universal Media Holdings, Inc.

I have reviewed the accompanying balance sheet of Universal Media Holdings, Inc. as of December 31, 1999, and the related statement of operations, stockholders' equity, and cash flows for each of the three months then ended. These financial statements are the responsibility of the Corporation's management.

I conducted my review in accordance with the standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.



                                        /s/  AARON STEIN, CPA
                                             -----------------
                                             AARON STEIN, CPA




May 3, 2000

                                                                               1

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UNIVERSAL MEDIA HOLDINGS, INC.
BALANCE SHEET

December 31, 1999

(UNAUDITED)

                                     ASSETS

CURRENT ASSETS
Cash and cash equivilents                                           $     1,012
                                                                    -----------

                                                                    $     1,012

                                                                    ===========


                LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses                               $   348,645
Accrued payroll taxes                                                    19,465
                                                                    -----------


Total Current Liabilities                                           $   368,110

Stockholders' Equity
   Preferred Stock, No par value

      2,000,000 shares authorized, 0 shares issued                         --
   Common stock, $.001 par value
      200,000,000 shares authorized, 12,059,356 issued
      and outstanding                                                    12,059
   Additional-paid-in-capital                                         2,097,679
Retained earnings                                                    (2,476,836)
                                                                    -----------


Total Stockholders' Equity                                             (367,098)
                                                                    -----------

                                                                    $     1,012

                                                                    ===========






                                                                               2

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UNIVERSAL MEDIA HOLDINGS, INC.

STATEMENTS OF OPERATIONS

Three months ended December 31, 1999

(UNAUDITED)

                                                                 1999

                                                          ------------------

REVENUES EARNED                                           $               -

COST OF REVENUES EARNED                                                   -
                                                          ------------------

  GROSS (LOSS) PROFIT                                                     -

GENERAL AND ADMINISTRATIVE EXPENSES                                  90,000
                                                          ------------------

  OPERATING LOSS                                                    (90,000)

OTHER EXPENSES

  Interest expense                                                        -
  Loss on disposal of fixed assets                                        -
                                                          ------------------

Total other expenses                                                      -
                                                          ------------------

LOSS BEFORE PROVISION FOR
  INCOME TAXES                                                      (90,000)

INCOME TAX EXPENSE                                                        -
                                                          ------------------

               NET LOSS                                           $ (90,000)
                                                          ==================

EARNINGS PER SHARE

  BASIC                                                             $ (0.01)
                                                          ==================

AVEREAGE NUMBER OF COMMON
  SHARES OUTSTANDING

  BASIC                                                          12,059,356
                                                          ==================




                                                                               3
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




UNIVERSAL MEDIA HOLDINGS, INC.

STATEMENTS OF STOCKHOLDERS' EQUITY

Three Months Ended December 31, 1999

(UNAUDITED)

                                                                                          Additional-
                                    Preferred Stock              Common Stock             Paid-in-         Retained
                                ----------------------- --------------------------
                                     Shares      Amount      Shares         Amount        Capital          Earnings          Total
                                ---------- ------------ ------------- ------------ ---------------  ----------------  --------------

Balance at September 30, 1999           -          $ -    11,159,356      $11,159      $2,008,579      $ (2,386,836)      $(367,098)

  Issuance of common stock              -            -       900,000          900          89,100                 -          90,000

  Net Loss                              -            -             -            -               -           (90,000)        (90,000)
                                ---------- ------------ ------------- ------------ ---------------  ----------------  --------------

Balance at December 31, 1999            -          $ -    12,059,356      $12,059      $2,097,679      $ (2,476,836)      $(367,098)
                                ========== ============ ============= ============ ===============  ================  ==============








                                                                               4


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




UNIVERSAL MEDIA HOLDINGS, INC.

STATEMENTS OF CASH FLOWS

Three Months Ended December 31, 1999

(UNAUDITED)

                                                                            1999

                                                                ------------------


NET LOSS                                                                $ (90,000)

Adjustments to receoncile net loss to cash flows from operating activities:

  Depreciation and amortization                                                 -
  Loss on disposal of fixed assets                                              -
  Changes in:
    Accounts receivables                                                        -
    Other assets                                                                -
    Accounts payable and accrued expenses                                       -
                                                                ------------------

      Cash used in operating activities                                   (90,000)
                                                                ------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Increase (decrease) in bank overdraft                                        -
  Proceeds from issuance of common stock                                   90,000
                                                                ------------------

      Cash provided by financing activities                                90,000
                                                                ------------------

NET INCREASE IN CASH AND
  CASH EQUIVILENTS                                                              -

CASH AND CASH EQUIVILENTS, beginning                                        1,012
                                                                ------------------

CASH AND CASH EQUIVILENTS, ending                                         $ 1,012
                                                                ==================


ADDITIONAL SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Interest paid                                                                 $ -
                                                                ==================

Income taxes paid                                                             $ -
                                                                ==================






                                                                               5

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UNIVERSAL MEDIA HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS



NOTE 1 - ORGANIZATION, NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Organization

Universal Media Holdings, Inc. ("the Company") was originally incorporated in Delaware as Tyconda Minerals Corp. in December of, 1969. In February 1970, the Company merged leaving Tyconda Minerals Corp. as the surviving corporation. In November 1983 the Company filed a Certificate of Amendment to its Certificate of Incorporation changing its corporate name to Hy-Poll Technology, Inc. That amendment also changed the capital structure of the corporation from an authorization to issue 5,000,000 shares of Common Stock with a par value of $
 .01 per share, to an authorization to issue 200,000,000 shares of Common Stock with a par value of $ .0001 per share.

In August of 1995, Hy-Poll acquired all of the issued and outstanding shares of the Company's Common Stock. On December 21, 1995 the Company amended its Certificate of Incorporation changing its corporate name to Universal Turf, Inc. The Company then amended the name again on November 8, 1999, changing its corporate name to Universal Media Holdings, Inc.

On February  14,  2000,  the Company  entered  into an  agreement  with  E-Trans
Logistics, Inc. ("E-Trans"), formerly known as Gerard, under which E-Trans became a wholly owned subsidiary of United Media Holdings, Inc.

Nature of Operations

As Universal Turf, Inc., the Company was based on the marketing, installation and maintenance of synthetic surface material for sports and recreational fields mainly in the Northeast section of the United States. The Company's business plan now covers (i) the logistics field, which plans to be the major concentration, (ii) the synthetic grass (turf) business, and (iii) certain areas of the entertainment and Internet fields.

Significant Accounting Policies

Use of Estimates in Financial Statements - Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Cash and Cash Equivalents - For purposes of reporting cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, as cash and cash equivalents in the accompanying balance sheet.



                                                                               6

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UNIVERSAL MEDIA HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS


Fixed Assets - For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any related gain or loss is reflected in income for the period. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. There was no depreciation for three months ended December 31, 1999.

Advertising Costs - Advertising costs are charged to operations when incurred. There was no advertising expenses for the three months ended December 31, 1999.

Income Taxes - The provision for income taxes are computed based on the pretax loss included in the Statement of Income. The asset and liability approach is used to recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities.

Earnings Per Common Share - Basic loss per common share is computed using the weighted average number of common shares outstanding during the year. Earnings per share amounts have been adjusted for to reflect the one-for-two hundred split of the Company's common shares which occurred on November 3, 1999.

NOTE 2 - STOCKHOLDERS' EQUITY

Stock Split - On November 3, 1999, the Company consented to a one-for-two hundred reverse stock split of its common stock. Stockholders' equity has been restated to give retroactive recognition to the reverse stock split in prior periods.

Preferred Stock - 2,000,000 shares of Preferred Stock authorized are undesignated as to preferences, privileges and restrictions. As the shares are issued, the Board of Directors must establish a "series" of the shares to be issued and designate the preferences, privileges and restrictions applicable to that series. To date, the Board of Directors has not designated or issued any series of Preferred Stock.

NOTE 3 - COMMITMENTS AND CONTINGENCIES

Included in the accounts payable is approximately $80,500 which represent judgements brought against the company. These judgements are related to unpaid invoices.

                                                                               7


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UNIVERSAL MEDIA HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS


NOTE 4 - SUBSEQUENT EVENT

On February 14, 2000, the Company entered into an agreement with E-Trans Logistics, Inc. ("E-Trans"), a trucking, transport and logistics company, under which E-Trans became a wholly owned subsidiary of Universal Media Holdings, Inc. The new office is located at the E-Trans facility, where there are offices and a warehouse. Sometime during the second quarter of 2000, the Company plans to rename itself to E-Trans Logistics, Inc.











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